SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 29, 2007


                            Stillwater Mining Company
             (Exact name of registrant as specified in its charter)




          Delaware                     1-13053                  81-0480654
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      (State or Other                (Commission               (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)


1321 Discovery Drive, Billings, Montana                            59102
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (406) 373-8700
                                                        ------------------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

      On August 29, 2007, Stillwater Mining Company (the "Company") issued a press release regarding the amendment of provisions of an existing PGM supply agreement and the signing of a new agreement with one of its existing automotive industry customers extending a portion of Stillwater's sales commitments through 2012. A copy of the press release is attached hereto as Exhibit 99.1


Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

99.1  Press release issued on August 29, 2007, by Stillwater Mining Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     STILLWATER MINING COMPANY



Dated:  August 29, 2007                              By:    /s/ John Stark
                                                     Name:  John Stark
                                                     Title: Vice President


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                                  EXHIBIT INDEX

Number    Title

99.1      Press release issued on August 29, 2007, by Stillwater Mining Company.